DF TACTICAL 30 ETF

Ticker Symbol: DFTT

Primary Listing Exchange for the Fund: NYSE Arca, Inc.

Supplement dated November 14, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated July 1, 2025

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Effective November 14, 2025, Nicholas A. Lobley will no longer serve as a portfolio manager for the DF Tactical 30 ETF (the “Fund”). Therefore, all references to Nicholas A. Lobley are removed from the Fund’s Prospectus and SAI.

You should read this Supplement in conjunction with the Prospectus and SAI for the Fund dated July 1, 2025. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-642-4276. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.